                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  DALLAS SEMICONDUCTOR CORPORATION (Name of
                   Registrant as Specified In Its Charter)

                  DALLAS SEMICONDUCTOR CORPORATION (Name of
                      Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[ X ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
[   ]   $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3)
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*

        4)       Proposed maximum aggregate value of transaction:


[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

        1)       Amount previously paid:

        2)       Form, Schedule or Registration Statement No.:

        3)       Filing Party:

        4)       Date Filed:

                                     [LOGO]





                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 25, 1995


To the Stockholders of
  Dallas Semiconductor Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, April 25, 1995 beginning at 8:30 a.m., Dallas time, at the offices of the Company, 4401 South Beltwood Parkway, Dallas, Texas for the following purposes:

                 1. To elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

                 2. To consider and vote upon a proposal to ratify the appointment of independent auditors for the Company for the 1995 fiscal year; and

                 3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed March 1, 1995 as the record date for determining the stockholders entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of stockholders entitled to vote will be available for inspection by any stockholder at the offices of the Company, 4401 South Beltwood Parkway, Dallas, Texas for ten days prior to the meeting.

         You are cordially invited to attend this meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Timothy A. Mack, Secretary

Dallas, Texas
March 10, 1995

                        DALLAS SEMICONDUCTOR CORPORATION
                          4401 SOUTH BELTWOOD PARKWAY
                            DALLAS, TEXAS 75244-3292

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 25, 1995


         This Proxy Statement is furnished to stockholders of Dallas Semiconductor Corporation, a Delaware corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on April 25, 1995, and is being mailed with proxies to such stockholders on or about March 10, 1995. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. A proxy may be revoked at any time before it is voted by written notice thereof to the Secretary of the Company or by execution of a subsequent proxy.

         The 1994 Annual Report to Stockholders of the Company covering the fiscal year ended January 1, 1995 is being mailed herewith to stockholders. It does not, however, form any part of the material for the solicitation of proxies.


                           OUTSTANDING CAPITAL STOCK

         The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close of business on March 1, 1995. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 25,879,485 shares of Common Stock, $.02 par value (the "Common Stock").


                               QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the meeting. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock in the stockholder's name on the record date. Stockholders have no cumulative voting rights.

                           CERTAIN BENEFICIAL OWNERS

         As of March 1, 1995, the following persons were known to the Company to be the beneficial owner of more than 5% of the Common Stock, and, except as noted, are believed to have sole voting power and sole investment power with respect to such shares:

                                                  SHARES
NAME AND ADDRESS OF                            BENEFICIALLY             PERCENT
BENEFICIAL OWNER (1)                              OWNED                 OF CLASS
- --------------------                           -----------              --------
Strong Capital Management, Inc.(2)
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051              1,391,450                 5.4%


Wellington Management Company(3)
75 State Street
Boston, Massachusetts 02109                   1,567,760                 6.1%

_______________

(1) See "Election of Directors" for information regarding beneficial ownership of stock by C. V. Prothro, whose address is 4401 South Beltwood Parkway, Dallas, Texas 75244. Excluding options not exercisable within 60 days, Mr. Prothro may be deemed to be the beneficial owner of 1,891,934 shares of Common Stock, or 7.0% of the shares of Common Stock deemed to be outstanding.

(2) Strong Capital Management, Inc. ("Strong") in its capacity as an investment advisor and Richard S. Strong, as Chairman of the Board and the principal shareholder of Strong, may be deemed to be the beneficial owner of 1,391,450 shares of Common Stock, over which Strong exercises sole dispositive power. Strong exercises sole voting power over 1,186,300 of such shares.

(3) Wellington Management Company ("Wellington") acting through its subsidiary Wellington Trust Company, N.A., in its capacity as investment advisor, may be deemed to be the beneficial owner of 1,567,760 shares of Common Stock. Wellington shares the power to dispose of all such shares and shares the power to vote 485,960 of such shares.

                       ACTION TO BE TAKEN AT THE MEETING

         The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) for the election of each of the seven nominees named herein for the office of director; and (ii) for the ratification of the appointment of the independent auditors for the Company for the fiscal year ending December 31, 1995; and (iii) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

         In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. Since the seven nominees receiving the largest number of affirmative votes will be elected, shares represented by proxies which are marked "withhold authority" or "abstain" will have no effect on the outcome of the election. Approval of each of the other matters requires the affirmative vote of at least a majority of the votes present at the meeting and entitled to vote on such matter. Shares represented by proxies which are marked "abstain" as to any such matter will be counted as votes cast, which will have the same effect as a negative vote on such matter. Under Delaware law, proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters will be treated as shares present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote as to such matter or matters not voted upon.

         As of the date hereof, the Board of Directors knows of no other business which will be presented for action by the stockholders at this meeting. However, if other proper matters are brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holders.

         Should any nominee named herein for the office of director become unwilling or unable to accept nomination or election, the proxy holders will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Each nominee has expressed to management his intention, if elected, to serve the entire term for which his election is sought.

                             ELECTION OF DIRECTORS

         Seven directors are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. All of the nominees are currently directors of the Company.

         The Board of Directors' nominees for the office of director are as follows: SHARES OF COMMON

                                                                                              STOCK BENEFICIALLY
                                 PRINCIPAL OCCUPATION DURING               SERVED AS               OWNED ON
                                    LAST FIVE YEARS AND                 DIRECTOR OF THE       MARCH 1, 1995 AND
NAME                     AGE   DIRECTORSHIPS OF PUBLIC COMPANIES         COMPANY SINCE          % OF CLASS (1)
- ----                     ---   ---------------------------------        ---------------       -----------------
C. V. Prothro            52    Chairman of the Board, President              1984              2,454,434
(E)                            and Chief Executive Officer of the                                 8.9%
                               Company since 1989; Chairman of
                               the Board of the Company since
                               1984; General Partner of
                               Southwest Enterprise Associates
                               L.P., a venture capital fund
                               since 1983.  Director of Platinum
                               Software Corporation.

Chao C. Mai              59    Senior Vice President of the                  1985                703,269
                               Company since January 1993; prior                                  2.7%
                               thereto Vice President-Wafer Fabrication
                               and Technology Development of
                               the Company.

Michael L. Bolan         48    Vice President-Marketing and                  1989                600,100
                               Product Development of the                                         2.3%
                               Company.

Richard L. King          56    General Partner of KBA Partners               1984                120,100
(A)(C)                         L.P., a venture capital fund,                                      0.5%
                               since 1987 and President of King
                               Brothers & Associates (China) Inc.,
                               a venture capital fund, since 1994;
                               Director of Oak Technology, Inc.

M. D. Sampels            62    Partner in the law firm of                    1985                120,884
(A)(C)(E)                      Worsham, Forsythe, Sampels &                                       0.5%
                               Wooldridge, L.L.P.

Carmelo J. Santoro       53    Chairman or President/CEO                     1985                120,167
(A)(C)                         of Silicon Systems Inc., since 1981,                               0.5%
                               a supplier of custom and application
                               specific integrated circuits; Chairman
                               and CEO of Platinum Software Corporation;
                               Director of AST Research, Inc.,
                               S3 Inc. and Platinum Software
                               Corporation.

                                                                                               SHARES OF COMMON
                                                                                              STOCK BENEFICIALLY
                                 PRINCIPAL OCCUPATION DURING               SERVED AS               OWNED ON
                                    LAST FIVE YEARS AND                 DIRECTOR OF THE       MARCH 1, 1995 AND
NAME                     AGE   DIRECTORSHIPS OF PUBLIC COMPANIES         COMPANY SINCE          % OF CLASS (1)
- ----                     ---   ---------------------------------        -------------         ------------------
E. R. Zumwalt,  Jr.      74    President of Admiral Zumwalt &                1993               100,200
(A)(C)                         Consultants, Inc., a consulting                                   0.4%
                               firm since 1980; Director of
                               Fleet Aerospace, Inc., Fleet
                               Aerospace Corporation, Navistar
                               International Corporation, NL
                               Industries, Inc. and Lincoln
                               Savings Bank.

Beneficial ownership of shares of Common Stock by all other executive officers of the Company named in "Executive
Compensation" herein and by all directors and executive officers as a group, was as follows:

F. A. Scherpenberg                                                                               466,183
                                                                                                 1.8%

Alan P. Hale                                                                                     172,725
                                                                                                 0.7%

                               Total shares beneficially owned
                               by directors and executive officers
                               as a group (10 persons)                                         4,858,062
                                                                                                16.6%
- ---------------

(A)      Member of the Audit Committee.
(C)      Member of the Compensation Committee.
(E)      Member of the Executive Committee.

(1) Except as otherwise noted, each person has sole voting and investment power over the Common Stock shown as beneficially owned, subject to community property laws where applicable. All outstanding options held by the following persons are included, regardless of whether such options are currently exercisable: 1,833,334 shares for Mr. Prothro, 281,169 shares for Dr. Mai, 200,000 shares for Mr. Bolan, 110,000 shares for Mr. King, 120,000 shares for both Mr. Sampels and Mr. Santoro, 100,000 shares for Adm. Zumwalt, 422,000 shares for Mr. Scherpenberg, 171,500 shares for Mr. Hale and 3,358,003 shares for all directors and executive officers as a group. Mr. Prothro disclaims beneficial ownership with respect to an aggregate of 41,966 shares held for the benefit of his adult children. Includes 167 shares held in trust for members of Mr. Santoro's family.


         The Board of Directors of the Company held nine meetings during 1994. During such fiscal year, all of the directors attended 75% or more of the aggregate of the Board of Directors meetings and the meetings of the Committees on which they serve. The Audit Committee of the Company recommends independent auditors to the Board and reviews the scope and results of audits conducted and the Company's internal control procedures. The Audit Committee held three meetings during 1994. The Company has no Nominating Committee. See "Executive Compensation - Report of Compensation Committee on Executive Compensation" for a discussion regarding the membership, scope of authority and report of the Company's Compensation Committee.

DIRECTOR COMPENSATION

         During 1994, each of the nonemployee directors of the Company received compensation as a director in the amount of $9,750 per quarter, plus $1,500 for each board meeting attended and $1,000 for each committee meeting attended. Committee chairmen received $1,500 per committee meeting chaired. The Company reimburses nonemployee directors for expenses incurred in attending meetings and provides for air travel expenses of its nonemployee directors on Company business. Premiums paid by the Company during 1994 for split-dollar life insurance policies on Messrs. King, Sampels and Santoro totalled $285,714. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company.


                             EXECUTIVE COMPENSATION


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee for fiscal year 1994 were Richard L. King, M. D. Sampels, Carmelo J. Santoro and Admiral E.R. Zumwalt, Jr. During 1994, the Company paid the law firm of Worsham, Forsythe, Sampels & Wooldridge, L.L.P., in which Mr. Sampels was a partner, approximately $706,806 for legal services.


REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors (the "Committee") is responsible for establishing the level of compensation of the executive officers of the Company and administers the Company's Executive Bonus Plan, Profit Sharing Plan and stock option plans.

         The base salaries of executive officers of the Company are reviewed periodically by the Committee. During 1994, the executive officers of the Company received salaries ranging from 5% to 31% over 1993 levels, including an increase in the chief executive's base salary of 31%. Salary increases are based on the Committee's evaluation of the Company's performance, general economic conditions and competitive conditions. This evaluation is subjective with no particular weight being assigned to any one factor. In comparison to salary levels of executive officers of companies included within the Standard & Poor's Electronics (Semiconductor) Index (as reported in their 1994 proxy statements), the salary paid to Mr. Prothro in 1994 was lower than that paid to any of the chief executives of such companies during 1993. The average salary of the other executive officers of the Company during 1994 was likewise lower than the average 1993 salary for the executives of such corporations named in their 1994 proxy statements.

         Beginning in 1994, bonuses for executive officers were payable under the Company's Executive Bonus Plan. Under the Executive Bonus Plan, annual bonus payments are made based on the achievement of specific performance targets relating to the Company's net sales and earnings per share established by the Committee. Under the formula established for 1994 under the Plan, the Company's 1994 net sales of $181.4 million and earnings per share of $1.09 produced bonuses of .6063 of each participant's 1994 base salary. This resulted in an annual bonus to Mr. Prothro for 1994 in the amount of $297,087 and bonuses to the other executive officers of the Company ranging from $72,756 to $173,402.

         Under the Company's Profit Sharing Plan, quarterly bonuses are awarded to all full-time employees of the Company, including the executive officers. Under this Plan these profit sharing awards are allocated so that each eligible employee receives an award equal to a fixed number of hours of his or her base salary. During 1994, such quarterly profit sharing awards ranged from 8 to 25 hours of base salary for each eligible employee. The profit sharing awards are included in the Bonus column in the Summary Executive Compensation Table that follows.

         The executive officers are also granted stock options from time to time under the Company's Stock Option Plans. The timing of such grants is determined by the Committee based upon market conditions affecting the price of the Company's common stock and other factors. The size of the overall option pool to be awarded in any year is determined by the Committee based primarily on the Company's performance. Grants to individual executive officers are based on the Committee's evaluation of their performance and their contribution to the long-term performance of the Company. The Committee's evaluation of these factors is subjective with no particular weight being assigned to any one factor. During 1994, no options were granted to Mr. Prothro and the other executive officers of the Company.

         Certain executive officers of the Company will be subject to the $1 million limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code, beginning in 1994. The Committee anticipates that a substantial portion of each executive's compensation will be "qualified performance-based compensation," which is not limited under Section 162(m).
The Committee therefore does not currently anticipate any executive officer's compensation to exceed the limitation on deductibility.

                                           COMPENSATION COMMITTEE

                                           Carmelo J. Santoro (Chairman)
                                           Richard L. King
                                           M. D. Sampels
                                           Adm. E.R. Zumwalt, Jr.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY, S&P 500 INDEX & S&P SEMICONDUCTOR INDEX

         The following table compares total stockholder returns for the Company at December 31 of each of the last five years to the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Electronics (Semiconductors) Index ("S&P Semi Index") assuming a $100 investment made on December 31, 1989 and reinvestment of all dividends. The Company's fiscal year ends on the Sunday closest to December 31 of each year. This table uses December 31 as the comparison point for each year. The stockholder return shown on the following graph is not necessarily indicative of future stock performance.





                                    [GRAPH]





                         1989     1990    1991     1992    1993     1994
Dallas Semiconductor     100      96      124      210     243      261
S&P 500                  100      97      126      136     150      152
S&P Semi Index           100      99      123      202     311      363





The companies included in the S&P Semi Index are: Advanced Micro Devices, Inc., Intel Corporation, Micron Technology, Inc., Motorola, Inc., National Semiconductor Corporation and Texas Instruments Incorporated.

SUMMARY EXECUTIVE COMPENSATION TABLE

         The following summary compensation table sets forth the annual compensation paid or accrued, together with the number of shares covered by options granted, during each of the Company's 1992, 1993 and 1994 fiscal years to C. V. Prothro, the Company's Chief Executive Officer, and the Company's four most highly compensated executive officers other than Mr. Prothro:

                                                      Annual                   Long Term
                                                   Compensation               Compensation
                                                                              ------------
                                                                                 Awards
                                               -------------------------------------------
                                                                                 Stock
                                                                               Underlying       All Other
            Name and                            Salary          Bonus           Options        Compensation
       Principal Position         Year          ($)(1)          ($)(2)          ($)(3)          ($)(4)(5)
       ------------------         ----          ------          ------         ----------      ------------
 C. V. Prothro, Chairman          1994         490,000          309,337            0              107,110
 of the Board of                  1993         375,000          582,811         1,000,000               0
  Directors, President and        1992         348,005          541,781           100,000               0
   Chief Executive Officer

 Chao C. Mai, Senior              1994         286,000          180,552            0               65,106
 Vice President                   1993         220,000          231,898           200,000               0
                                  1992         202,387          209,817            15,000               0

 Michael L. Bolan,                1994         195,000          123,104            0               47,652
   Vice President-                1993         185,000          157,459           100,000             250
    Marketing and Product         1992         175,284          118,349            15,000               0
 Development
 F. A. Scherpenberg,              1994         180,000          113,634            0               40,096
   Vice President-                1993         155,000          132,124           294,000             250
    Computer Products             1992         147,171          116,425            20,000             250

 Alan P. Hale                     1994         120,000           75,756            0               10,451
   Vice President-Finance         1993          95,000           81,096           125,000               0
                                  1992          86,069           74,223            20,000               0

(1) Includes amounts deferred at the executive officer's election pursuant to the Company's Section 401(k) Plan.
(2) Includes annual bonuses as well as amounts accrued and distributable under the Company's Profit Sharing Plan in which all full-time employees of the Company are eligible to participate.
(3)    The Company has not granted any SARs.
(4) Excludes premiums paid by the Company for group term life insurance generally available to all salaried employees of less than $600 for any executive officer for 1994.
(5) Amounts shown for 1994 represent premiums paid by the Company for split-dollar life insurance policies on these executive officers. The cash values under such policies accrue for the benefit of the Company to cover the premium costs, pursuant to a collateral assignment of each policy to the Company.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

         The following table sets forth, for Mr. Prothro and the other four most highly compensated executive officers of the Company: (i) the number of shares of the Company's Common Stock acquired upon exercise of options during fiscal year 1994; (ii) the net aggregate dollar value realized upon exercise;
(iii) the total number of unexercised options held at the end of fiscal year 1994; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1994. To date, the Company has issued no SARs.

                                                                    Number of                         Value of
                                                                Shares Underlying                   Unexercised
                                                                   Unexercised                      In-the-Money
                                                                 Options at 1994                  Options at 1994
                       Shares Acquired        Value              Fiscal Year End                  Fiscal Year End
         Name          on Exercise (#)    Realized ($)                 (#)                              ($)
 -------------------   ---------------    ------------    -------------------------------  ----------------------------
                                                          Exercisable     Unexercisable     Exercisable   Unexercisable
                                                          -----------     -------------     -----------   -------------
 C. V. Prothro                0                  0       1,145,834        687,500           $9,802,582    $1,289,063
 Chao C. Mai                  0                  0         143,669        137,500           $1,158,838    $  257,813


 Michael L. Bolan             0                  0         421,250         68,750           $5,901,469    $  128,906


 F. A. Scherpenberg           0                  0         206,125        215,875           $1,348,172    $  507,578
 Alan P. Hale                 0                  0          77,126         94,374           $  464,835    $  234,603



                      APPOINTMENT OF INDEPENDENT AUDITORS

Item No. 2 on Proxy

         It is proposed that the appointment by the Board of Directors of the firm of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1995 be ratified. Ernst & Young has served as the Company's independent auditors since 1984. A representative of such firm is expected to be present at the meeting and will be available to answer questions and will be afforded an opportunity to make a statement if desired. The appointment of independent auditors does not require ratification by stockholders and ratification of this appointment will not limit the Board of Director's ability to discharge its independent auditors and engage another firm to act in such capacity.

                             STOCKHOLDER PROPOSALS

         Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next annual meeting of stockholders of the Company scheduled to be held in April 1996 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth on the first page of this statement no later than the close of business on November 10, 1995. The Company's By-laws also require that the Company be given notice of all proposals and nominees to be presented by stockholders at an annual meeting at least ninety (90) days in advance of the meeting.



                                 OTHER MATTERS

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and
employees of the Company.   The Company has engaged Chemical Bank to assist in
the solicitation of proxies at a cost of $5,000 plus certain expenses. Arrangements have also been made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of soliciting materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED JANUARY 1, 1995 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY STOCKHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO ALAN P. HALE, VICE PRESIDENT-FINANCE, 4401 SOUTH BELTWOOD PARKWAY, DALLAS, TEXAS 75244-3292. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY STOCKHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.





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                                                 DALLAS SEMICONDUCTOR CORPORATION                                PROXY

                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned herby appoint C. V. Prothro and Chao C. Mai, and each of them severally, as their proxies with full power of substitution and resubstitution for and in the name, place and stead of the undersigned to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting to be held on April 25, 1995 or any adjounment(s) therof.

1.  ELECTION OF DIRECTORS:            [  ]  FOR all nominees listed below               [  ]  WITHHELD AUTHORITY
                                            (except as marked to the contrary                 to vote for all nominees
                                            below)                                            listed below

    C. V. Prothro, Chao C. Mai, Michael L. Bolan, Richard L. King, M.D.  Sampels, Carmelo J. Santoro, E. R. Zumwalt, Jr.
    (INTRUCTION: To withhold authority to vote for any individual nominee, write that nominees name on the line below.)


___________________________________________________________________________________________________________________________

2.  PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS FOR THE 1995 FISCAL YEAR:

                    [  ]  FOR                        [  ]  AGAINST                 [  ]  ABSTAIN

3.  IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

    PLEASE SIGN AND DATE THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

    THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED
NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. If more than one of the proxies named shall be present in person or by substitution at the meeting or at any adjournment thereof, the majority of the proxies to present and voting, either in person or by substitute, shall exercise all the powers herby given.

    The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated March 10, 1995.

                                                               Dated ___________________________________________, 1995

                                                               ______________________________________________________
                                                               Signature of Stockholder

                                                               Please date this proxy and sign your name exactly as it
                                                               appears hereon. Where there is more than one owner, each
                                                               should sign. When signing as an attorney, administrator,
                                                               executor, guardian or trustee, please add your title as
                                                               such. If executed by a corporation, the proxy should be
                                                               signed by a duly authorized officer.

                                                               PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE
                                                               ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED
                                                               IN THE UNITED STATES.
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